                  --------------------------------------------

                              EXHIBIT 23(m)(1)(i)

                          SCHEDULE TO RULE 12B-1 PLAN

                  --------------------------------------------

                                   SCHEDULE A
                       TO THE RULE 12B-1 DISTRIBUTION PLAN
                                       OF
                                CNI CHARTER FUNDS

         The 12b-1 Distribution and Servicing Plan shall be applicable to the following series and classes of shares (if separate classes of shares of such series have been designated) of CNI Charter Funds:

Fund                                                          Classes
----                                                          -------
1.       Prime Money Market Fund                              A and S
2.       Government Money Market Fund                         A and S
3.       California Tax-Exempt Money Market Fund              A and S
4.       Large Cap Growth Equity Fund                         A
5.       Large Cap Value Equity Fund                          A
6.       Corporate Bond Fund                                  A
7.       Government Bond Fund                                 A
8.       California Tax Exempt
         Bond Fund                                            A
9.       High Yield Bond Fund                                 A
10.      Technology Growth Fund                               A

                                   SCHEDULE B
                       TO THE RULE 12B-1 DISTRIBUTION PLAN
                                       OF
                                CNI CHARTER FUNDS



Fund                                              Class      Annual Fee
----                                              -----      ----------
Prime Money Market Fund                            A          up to 0.50%
Prime Money Market Fund                            S          up to 0.50%
Government Money Market Fund                       A          up to 0.50%
Government Money Market Fund                       S          up to 0.50%
California Tax-Exempt Money Market Fund            A          up to 0.50%
California Tax-Exempt Money Market Fund            S          up to 0.50%
Large Cap Growth Equity Fund                       A          up to 0.50%
Large Cap Value Equity Fund                        A          up to 0.50%
Corporate Bond Fund                                A          up to 0.50%
Government Bond Fund                               A          up to 0.50%
California Tax Exempt Bond Fund                    A          up to 0.50%
High Yield Bond Fund                               A          up to 0.50%
Technology Growth Fund                             A          up to 0.50%